POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Charles R. Barton III constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be don e by virtue hereof.

SIGNATURE

/s/ Charles R. Barton III
Charles R. Barton III
Trustee

Dated: August 22, 2007

POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Stefan L. Geiringer constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority  to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE

/s/ Stefan L. Geiringer
Stefan L. Geiringer
Trustee

Dated: August 22, 2007

POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Robert M. Grohol constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE

/s/ Robert M. Grohol
Robert M. Grohol
Trustee

Dated: August 22, 2007

POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Arthur M. Scutro, Jr. constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do o r cause to be do ne by virtue hereof.

SIGNATURE

/s/ Arthur M. Scutro, Jr.
Arthur M. Scutro, Jr.
Trustee

Dated: August 22, 2007

POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that James M. Srygley constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE

/s/ James M. Srygley
James M. Srygley
Trustee

Dated: August 22, 2007

POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Robert F. Wentworth constitutes and appoints Kathryn S. Head and Larry R. Lavoie, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE

/s/ Robert F. Wentworth
Robert F. Wentworth
Trustee

Dated: August 22, 2007

POWER OF ATTORNEY

FIRST INVESTORS LIFE SERIES FUNDS

KNOW ALL MEN BY THESE PRESENTS, that Kathyrn S. Head constitutes and appoints Larry R. Lavoie as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities to sign the Registration Statement on Form N-14 and any or all amendments thereto of First Investors Life Series Funds, and to file the same, with exhibits thereto, and other documents in connection  therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and  authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE

/s/ Kathryn S. Head
Kathryn S. Head
Trustee and President

Dated: August 22, 2007